Exhibit 99.1

CEO CERTIFICATION OF ANNUAL REPORT

I, William G. Walter, President and Chief Executive Officer of FMC (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    March 11, 2003

/s/    William G. Walter

William G. Walter

President and Chief Executive

Officer